Exhibit 99.1

For Immediate Release
November 6, 2018

PNM Resources Reports Third Quarter Results
2018 Ongoing Earnings Guidance Narrowed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q3 2018	Q3 2017	YTD 2018	YTD 2017
GAAP net earnings attributable to PNM Resources	$87.5	$73.7	$140.7	$134.2
GAAP diluted EPS	$1.09	$0.92	$1.76	$1.67
Ongoing net earnings	$86.5	$74.2	$145.3	$135.9
Ongoing diluted EPS	$1.08	$0.93	$1.82	$1.70

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today released the company’s 2018 third quarter results. In addition, management narrowed its 2018 consolidated ongoing earnings guidance to $1.95 to $1.98 from the previous range of $1.91 to $1.98 per diluted share for 2018, based on the strength of third quarter earnings. Management also affirmed the 2019 consolidated ongoing earnings guidance of $2.08 to $2.18 per diluted share.

“Our strong third quarter results and narrowed 2018 guidance range reflect continuing positive load trends in both Texas and New Mexico, coupled with higher temperatures in New Mexico,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO. “Updates to our capital spending plans reflect increased investments to our grid infrastructure to support the sustained growth levels in Texas.”

“Economic growth in Texas continues to outpace the nation, and the Electric Reliability Council of Texas projects electric demand in Texas to grow at nearly double the rate for the United States through 2040. The allocation of additional capital investment to this area of our business is necessary to maintain levels of reliability during this time of growth,” added Vincent-Collawn. “The recent filing of a unanimous settlement in the TNMP general rate review showcases the constructive regulatory environment that continues to attract new investment. The resolution of this case resets the baseline for earnings at TNMP and sets the path forward to achieve our financial objectives.”

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PNM Resources Reports Q3 Earnings            11-6-18                         p. 2 of 4

SEGMENT REPORTING OF 2018 THIRD QUARTER EARNINGS
PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.
PNM (In millions, except EPS)

	Q3 2018	Q3 2017	YTD 2018	YTD 2017
GAAP net earnings attributable to PNM Resources	$77.4	$60.7	$111.6	$104.0
GAAP diluted EPS	$0.97	$0.76	$1.40	$1.30
Ongoing net earnings	$75.2	$61.2	$115.0	$105.6
Ongoing diluted EPS	$0.95	$0.77	$1.45	$1.33

•
In the third quarter of 2018, PNM GAAP and ongoing earnings reflect the retail generation portfolio changes approved in the BART settlement and lower tax expense as a result of the Tax Cuts and Jobs Act of 2017 (TCJA), both of which were incorporated into the revised retail rates phased-in beginning February 2018.

•
Earnings were also impacted in the third quarter of 2018 due to the addition of new third-party transmission contracts, the refinancing of debt at lower interest rates, load growth and increased customer usage caused by higher temperatures. These increases were offset by increased operational and maintenance spending, depreciation and property tax expenses from new capital investments, lower AFUDC and lower gains from the decommissioning and reclamation trusts.

TNMP – an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q3 2018	Q3 2017	YTD 2018	YTD 2017
GAAP net earnings attributable to PNM Resources	$16.1	$14.7	$40.9	$34.5
GAAP diluted EPS	$0.20	$0.18	$0.51	$0.43
Ongoing net earnings	$16.1	$14.7	$40.9	$34.5
Ongoing diluted EPS	$0.20	$0.18	$0.51	$0.43

•	Earnings were increased by load growth, transmission rate relief and AFUDC.

•	This was partially offset by increased depreciation and property tax expenses resulting from incremental capital investments supporting growth in the service territory.

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PNM Resources Reports Q3 Earnings            11-6-18                        p. 3 of 4

Corporate and Other – a segment that reflects the PNM Resources holding company and other subsidiaries.
Corporate and Other (In millions, except EPS)

	Q3 2018	Q3 2017	YTD 2018	YTD 2017
GAAP net earnings (loss) attributable to PNM Resources	($6.0)	($1.7)	($11.8)	($4.4)
GAAP diluted EPS	($0.08)	($0.02)	($0.15)	($0.06)
Ongoing net earnings (loss)	($4.7)	($1.7)	($10.6)	($4.3)
Ongoing diluted EPS	($0.07)	($0.02)	($0.14)	($0.06)

•
Corporate and Other GAAP and ongoing earnings were lower in the third quarter of 2018 due to higher interest rates and the issuance of $300.0 million of 3.25% senior unsecured notes in March 2018 that reduced variable rate debt exposure. Lower net interest income due to the May 2018 repayment of loan agreements associated with Westmoreland Coal Company also reduced earnings.

Financial materials are available at http://www.pnmresources.com/investors/results.cfm.

THIRD QUARTER CONFERENCE CALL: 11 A.M. EASTERN TUESDAY, NOVEMBER 6
PNM Resources will discuss third quarter earnings results during a live conference call and webcast on Tuesday, November 6th at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10124096. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources third quarter conference call”.

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

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PNM Resources Reports Q3 Earnings            11-6-18                        p. 4 of 4

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2017 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,580 megawatts of generation capacity and provides electricity to more than 773,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Lisa Goodman                        Pahl Shipley
(505) 241-2160                    (505) 259-8063

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources, Inc.’s (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized gains and losses on investment securities, pension expense related to previously disposed of gas distribution business, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings without unreasonable effort, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-4.

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PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(in thousands)
Three Months Ended September 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$77,376	$16,100	$(5,955)	$87,521
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(28)	—	—	(28)
Net change in unrealized gains and losses on investment securities2b	(2,153)	—	—	(2,153)
Regulatory disallowances and restructuring costs2c	(1,645)	—	—	(1,645)
Pension expense related to previously disposed of gas distribution business2d	850	—	—	850
(Gain) related to previously disposed of activities2e	—	—	154	154
Cost to review strategic growth opportunities2f	—	—	1,465	1,465
Total adjustments before income tax effects	(2,976)	—	1,619	(1,357)
Income tax impact of above adjustments1,2g	756	—	(411)	345
Adjusting items, net of income taxes	(2,220)	—	1,208	(1,012)
Ongoing Earnings (Loss)	$75,156	$16,100	$(4,747)	$86,509

Nine Months Ended September 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$111,622	$40,879	$(11,782)	$140,719
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(83)	—	—	(83)
Net change in unrealized gains and losses on investment securities2b	1,930	—	—	1,930
Regulatory disallowances and restructuring costs2c	149	—	—	149
Pension expense related to previously disposed of gas distribution business2d	2,548	—	—	2,548
(Gain) related to previously disposed of activities2e	—	—	(61)	(61)
Cost to review strategic growth opportunities2f	—	—	1,465	1,465
Total adjustments before income tax effects	4,544	—	1,404	5,948
Income tax impact of above adjustments[1]	(1,154)	—	(356)	(1,510)
Impairment of state tax credits	—	—	123	123
Total income tax impacts2g	(1,154)	—	(233)	(1,387)
Adjusting items, net of income taxes	3,390	—	1,171	4,561
Ongoing Earnings (Loss)	$115,012	$40,879	$(10,611)	$145,280

[1] 2018 income tax effects calculated using a tax rate of 25.40%
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[a](Reductions) in "Electric Operating Revenues" and "Cost of energy" of $275 and $303 in the three months ended September 30, 2018 and $821 and $904 in the nine months ended September 30, 2018
[b](Increases) decreases in "Gains on investment securities" in the three and nine months ended September 30, 2018
[c]Increases (decreases) in "Regulatory disallowances and restructuring costs" in the three and nine months ended September 30, 2018
[d]Increases in "Other (deductions)"
[e](Increases) decreases in "Other income" in the three and nine months ended September 30, 2018
[f]Increases in "Administrative and general"
[g]Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(in thousands)
Three Months Ended September 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR	$60,695	$14,727	$(1,683)	$73,739
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(80)	—	—	(80)
Net change in unrealized impairments of available-for-sale securities2b	(107)	—	—	(107)
Pension expense related to previously disposed of gas distribution business2c	961	—	—	961
Total adjustments before income tax effects	774	—	—	774
Income tax impact of above adjustments1,2d	(300)	—	—	(300)
Adjusting items, net of income taxes	474	—	—	474
Ongoing Earnings (Loss)	$61,169	$14,727	$(1,683)	$74,213

Nine Months Ended September 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR	$104,021	$34,535	$(4,400)	$134,156
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	858	—	—	858
Net change in unrealized impairments of available-for-sale securities2b	(1,135)	—	—	(1,135)
Pension expense related to previously disposed of gas distribution business2c	2,884	—	—	2,884
Total adjustments before income tax effects	2,607	—	—	2,607
Income tax impact of above adjustments[1]	(1,011)	—	—	(1,011)
New Mexico corporate income tax rate change	22	—	83	105
Total income tax impacts2d	(989)	—	83	(906)
Adjusting items, net of income taxes	1,618	—	83	1,701
Ongoing Earnings (Loss)	$105,639	$34,535	$(4,317)	$135,857

[1]2017 income tax effects calculated using a tax rate of 38.80%
[2]The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[a](Reductions) in "Electric Operating Revenues" and "Cost of energy" of $208 and $288 in the three months ended September 30, 2017 and increases in "Electric Operating Revenues" and "Cost of energy" of $8,818 and $9,676 in the nine months ended September 30, 2017

[b](Increases) in "Gains on investment securities"
[c]Increases in "Other (deductions)"
[d]Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(per diluted share)
Three Months Ended September 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$0.97	$0.20	$(0.08)	$1.09
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	(0.02)	—	—	(0.02)
Regulatory disallowances and restructuring costs	(0.01)	—	—	(0.01)
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
(Gain) related to previously disposed of activities	—	—	—	—
Cost to review strategic growth opportunities	—	—	0.01	0.01
Total Adjustments	(0.02)	—	0.01	(0.01)
Ongoing Earnings (Loss)	$0.95	$0.20	$(0.07)	$1.08
Average Diluted Shares Outstanding: 79,979,599

Nine Months Ended September 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$1.40	$0.51	$(0.15)	$1.76
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	0.02	—	—	0.02
Regulatory disallowances and restructuring costs	—	—	—	—
Pension expense related to previously disposed of gas distribution business	0.03	—	—	0.03
(Gain) related to previously disposed of activities	—	—	—	—
Impairment of state tax credits	—	—	—	—
Cost to review strategic growth opportunities	—	—	0.01	0.01
Total Adjustments	0.05	—	0.01	0.06
Ongoing Earnings (Loss)	$1.45	$0.51	$(0.14)	$1.82
Average Diluted Shares Outstanding: 79,990,484

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(per diluted share)
Three Months Ended September 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR	$0.76	$0.18	$(0.02)	$0.92
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Total Adjustments	0.01	—	—	0.01
Ongoing Earnings (Loss)	$0.77	$0.18	$(0.02)	$0.93
Average Diluted Shares Outstanding: 80,153,623

Nine Months Ended September 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.30	$0.43	$(0.06)	$1.67
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	0.01	—	—	0.01
Net change in unrealized impairments of available-for-sale securities	(0.01)	—	—	(0.01)
Pension expense related to previously disposed of gas distribution business	0.03	—	—	0.03
New Mexico corporate income tax rate change	—	—	—	—
Total Adjustments	0.03	—	—	0.03
Ongoing Earnings (Loss)	$1.33	$0.43	$(0.06)	$1.70
Average Diluted Shares Outstanding: 80,132,174

PNM Resources, Inc. and Subsidiaries
Schedule 5
Condensed Consolidated Statements of Earnings
(Preliminary and Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(In thousands, except per share amounts)
Electric Operating Revenues:
Contracts with customers	$400,023	$392,607	$1,042,033	$1,016,384
Alternative revenue programs	(8,050)	$(1,908)	(1,466)	11,591
Other electric operating revenue	30,693	$29,201	52,290	84,423
Total electric operating revenues	$422,666	$419,900	1,092,857	1,112,398
Operating Expenses:
Cost of energy	113,536	103,748	293,803	310,818
Administrative and general	49,969	44,130	141,607	132,509
Energy production costs	31,350	31,970	108,588	98,150
Regulatory disallowances and restructuring costs	(1,645)	—	149	—
Depreciation and amortization	61,580	58,821	180,365	172,829
Transmission and distribution costs	19,394	16,801	54,800	50,309
Taxes other than income taxes	20,492	19,808	60,094	57,820
Total operating expenses	294,676	275,278	839,406	822,435
Operating income	127,990	144,622	253,451	289,963
Other Income and Deductions:
Interest income	3,400	3,582	11,862	12,348
Gains on investment securities	2,463	5,406	1,081	17,730
Other income	3,735	6,275	12,000	14,626
Other (deductions)	(2,624)	(6,709)	(9,867)	(17,372)
Net other income and deductions	6,974	8,554	15,076	27,332
Interest Charges	30,492	32,106	96,868	96,137
Earnings before Income Taxes	104,472	121,070	171,659	221,158
Income Taxes	12,899	42,743	18,838	75,154
Net Earnings	91,573	78,327	152,821	146,004
(Earnings) Attributable to Valencia Non-controlling Interest	(3,920)	(4,456)	(11,706)	(11,452)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(396)	(396)
Net Earnings Attributable to PNMR	$87,521	$73,739	$140,719	$134,156
Net Earnings Attributable to PNMR per Common Share:
Basic	$1.10	$0.92	$1.76	$1.68
Diluted	$1.09	$0.92	$1.76	$1.67
Dividends Declared per Common Share	$0.2650	$0.2425	$0.7950	$0.7275